UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 7, 2003


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           1-10315                                    63-0860407
           -------                                    ----------
    (Commission File Number)               (IRS Employer Identification No.)

               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 9. REG FD DISCLOSURE.

         On July 7, 2003, representatives of HEALTHSOUTH Corporation ("HEALTHSOUTH" or the "Company") made a presentation to HEALTHSOUTH stakeholders using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99. Copies of slides used in the presentation, including graphic images, are available for viewing on our website located at www.healthsouth.com, although we reserve the right to discontinue that availability at any time.

         The information contained herein is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

         CAUTIONARY STATEMENTS REGARDING PROJECTIONS

         In connection with our efforts to arrange a comprehensive restructuring of our obligations, we are furnishing a preliminary business plan update, together with certain projections of our future operating performance. The projections consist of summary revenues, cash, debt, expenses, EBITDA and EBITDA margin of HEALTHSOUTH and its divisions for the twelve months ending June 30, 2004. The projections contained herein are based on assumptions which we believe, as of the date hereof, are reasonable; however, there will inevitably be differences between the projections contained herein and our actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. The projections contained herein, while presented with numerical specificity, are based on numerous estimates and assumptions and are subject to significant uncertainties and contingencies, many of which are beyond our control. Consequently, there can be no assurance that these projections will be realized. The projections contained herein have been presented in a summary format. If full projected financial statements, including all required disclosures thereto were presented, you may reach a different conclusion about HEALTHSOUTH's projected financial operations. You are cautioned not to place reliance on the projections.

         We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         The projections contained herein were not prepared with a view to compliance with published guidelines of the SEC nor the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The information does not purport to present operations in accordance with GAAP, and our


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independent auditors have not examined, compiled or performed any procedures with respect to the projections, nor have they expressed any opinion or any other form of assurance of such information or its achievability, with respect to such projections.

         As we previously reported, the SEC and the Department of Justice are investigating the financial reporting and related activity of HEALTHSOUTH for prior periods and, in light of those investigations, our previously filed financial statements should no longer be relied upon. As a result of the investigations, the Special Audit Review Committee of our Board of Directors engaged a forensic auditing team from PricewaterhouseCoopers LLP to fully review all issues related to the SEC's allegations concerning our previous financial reports. In addition, our Audit Committee dismissed Ernst & Young as our independent accountants and Ernst & Young withdrew their audit reports on all of HEALTHSOUTH's previously filed financial statements. Effective May 7, 2003, our Audit Committee engaged PricewaterhouseCoopers as our independent accountants. HEALTHSOUTH ceased making any principal or interest payments on outstanding obligations and, accordingly, is in default thereunder.

         We have not completed our financial statements or filed our annual report on Form 10-K for the fiscal year ended December 31, 2002 or our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and we have not yet determined the extent of any required restatement of our prior financial reports.

         FORWARD LOOKING STATEMENTS

         The projections and other matters discussed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which represent HEALTHSOUTH's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. The projections are based on numerous assumptions (a substantial number of which are contained herein) and involve a number of risks and uncertainties, many of which are beyond our control, including the completion by PricewaterhouseCoopers of its forensic accounting review; the completion of the investigations by the Department of Justice and the SEC into our financial reporting; completion of the investigation by the Centers for Medicare and Medicaid Services (or CMS) into our cost reports and other matters; the resolution of outstanding litigation against us, including certain class action litigation alleging violations under federal securities laws and certain "qui tam" actions; significant changes in our management team; our ability to successfully amend, restructure and/or renegotiate our existing indebtedness or cure or receive a waiver of the events of default under such agreements, the failure of which may result in our filing of a voluntary petition for bankruptcy; our ability to continue to operate in the ordinary course and manage our relationships with our creditors, vendors and suppliers, physician partners, employees and patients; changes, delays in or suspension of reimbursement for our services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services;


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competitive pressures in the healthcare industry and our response thereto; our ability to obtain and retain favorable arrangements with third-party payors; and general conditions in the economy and capital markets.

         NOTE REGARDING PRESENTATION OF NON-GAAP FINANCIAL MEASURES

         The projections contained herein include certain non-GAAP financial measures, including "EBITDA" to assist in assessing projected operating performance and to facilitate quantification of planned business activities. We define "EBITDA" as earnings from continuing operations before interest expense, minority interest, income tax, depreciation and amortization. We believe that EBITDA is useful to stakeholders because it is commonly used as an analytical indicator within the healthcare industry to calculate facility performance, allocate resources and measure leverage capacity and debt service ability. We are disclosing this non-GAAP financial measures in order to provide transparency to investors. EBITDA should not be considered as a measure of financial performance under GAAP.

         We are not currently able to provide a reconciliation for the non-GAAP financial measures used in our projections to a financial measure calculated in accordance with GAAP. As discussed above, the forensic auditing team from PricewaterhouseCoopers has not finished its review of our financial statements, which we believe will materially affect the value of our assets and result in a material adjustment thereto. Until PricewaterhouseCoopers finishes its review and we prepare financial statements for prior periods, we are not able to provide a projected balance sheet or income statement and, therefore, we are not able to provide a presentation of a comparable financial measure calculated in accordance with GAAP or reconcile "EBITDA" to such a GAAP financial measure.

         Classification of certain restructuring charges and expenses is not in accordance with GAAP. We are isolating these charges and expenses, which represent one-time charges and expenses in connection with the restructuring and crisis period discussed in the presentation. Our actual financial reporting in future periods will include these costs in normal operating results.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEALTHSOUTH CORPORATION


                                    By:           /s/ Guy Sansone
                                          --------------------------------------
                                          Name:  Guy Sansone
                                          Title:  Acting Chief Financial Officer

   Dated: July 7, 2003


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                                  EXHIBIT INDEX

      Exhibit Number                  Description
      --------------                  -----------

      99 Slides used in presentation of HEALTHSOUTH Corporation, dated July 7, 2003